UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported)

June 11, 2008

CHINA YINGXIA INTERNATIONAL, INC.
(Exact name of registrant as specified in charter)

Florida	000-30790	65-0664961
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

HARBIN YINGXIA INDUSTRIAL CO., LTD, NO.300, XIDAZHI STREET NANGANG, HARBIN HEILONGJIANG	150001
(Address of principal executive offices)	(Zip Code)

c/o American Union Securities 100 Wall Street 15th Floor New York, NY	10005
(Address of principal agent offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 232-0120

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 11, 2008, the Board of Directors appointed Ren Hu as the Company’s Chief Financial Officer.

Ren Hu, Chief Financial Officer

Mr. Hu is an experienced business and finance professional with expertise in Wall Street (trading, investment banking, public company SEC compliance, and investor relations management), and international business research and consulting.  Mr. Hu has served as the Vice President of Finance for China Kangtai Cactus Bio-Tech, Inc. from June of 2006 to June 2008 and was in charge of the company’s North American capital market operations, including SEC compliance, auditing, and investor relations.

Mr. Hu has also been a registered representative with Univest Securities, Inc. since May 2008.

From October of 2005 to May of 2006, Mr. Hu served as a proprietary trader and equity & derivative analyst for Prestige Capital, LLC, where he traded stocks and equity options in various sectors for the hedge fund. From April of 2005 to September of 2005, Mr. Hu served as Vice President of Phoenix Forest, LLC, where he was in charge of the company’s reverse merger activities, organized the auditing of the operating unit in China, built the website, and interviewed and picked the U.S. office team.  From December of 2004 to April of 2005, Mr. Hu was a hedge fund trader and equity & derivative analyst for MC Trading Group, Centurion Securities, LLC, where he traded NYSE stocks and their options in various sectors.  From August of 2004 to November of 2004, Mr. Hu served as President of China Finance, Inc.  His responsibilities included heading the U.S. operations, managing the SEC compliance of the company, and marketing the firm to Wall Street with investor relations specialists.  From March of 2004 to August of 2004, Mr. Hu was a proprietary trader and equity & derivatives analyst for Assent, LLC, Sungard Brokerage Services, where he traded NYSE stocks and their options in various sectors, as well as conducted research that ensured consistent profitability.  Mr. Hu was also a proprietary trader and equity & derivatives analyst with the same responsibilities for Hold Brothers Online Investment Services, LLC, from October of 2003 to March of 2004, and Worldco, LLC from June of 1999 to October of 2003.

Mr. Hu received his MBA from London Business School in 1989 and MS in finance from Florida International University in 1994.  He is currently an ABD (all-but dissertation doctoral candidate) in international business at Rutgers University.  Mr. Hu has/had FINRA (formerly NASD) securities licenses S7, S55, and S63.

Employment Agreement

On June 11, 2008, we entered into a one year employment agreement with Mr. Hu which is automatically renewable unless either party provides the required notice of termination.  Mr. Hu will be compensated with a salary of $4,500 per month and shall receive 60,000 shares of our common stock six months from the date of the agreement.

Item 9.01 Financial Statement and Exhibits.

(d)	EXHIBITS

Exhibit Number	Description

10.1	Chief Financial Officer Engagement Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA YINGXIA INTERNATIONAL, INC.

Date: June 16, 2008	By:	/s/ Yingxia Jiao
Yingxia Jiao
President and Chief Executive Officer

3